SECOND AMENDMENT
TO REVOLVING LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 11th day of August, 2010, by and between (i) WorldGate Communications, Inc., a Delaware corporation, WorldGate Service, Inc., a Delaware corporation, WorldGate Finance, Inc., a Delaware corporation, Ojo Services LLC, a Pennsylvania limited liability company, and Ojo Video Phones LLC, a Pennsylvania limited liability company (jointly and severally, the “Borrower”), and (ii) WGI Investor LLC, a Delaware limited liability company (“Lender”).

Recitals

A.           Lender and Borrower have entered into that certain Revolving Loan and Security Agreement dated as of October 28, 2009 and amended as of March 9, 2010 (as may be further amended, modified, supplemented or restated, the “Loan Agreement”).  Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.           Borrower has requested that Lender amend the Loan Agreement to increase the maximum principal amount available under the Loan Agreement.

C.           In partial consideration for the amendments set forth herein, Borrower will grant to Lender a warrant to purchase up to 8,000,000 shares of Borrower’s common stock.

D.           Lender is willing to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

2.1           The definition of “Maximum Principal Amount” under the Loan Agreement is hereby amended to be “seven million dollars ($7,000,000)”.

3.           Replacement Promissory Note.  Borrower shall execute and deliver to Lender a Revolving Promissory Note in the form attached as Exhibit A to this Amendment to replace the Note executed by Borrower pursuant to the original Loan Agreement.  Such replacement note shall constitute the Note described in the Loan Agreement, as amended hereby.

4.           Limitation of Amendments.

4.1           The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

4.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.           Representations and Warranties.  To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

5.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3           The organizational documents of Borrower delivered to Lender on or before the date of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

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5.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of this Amendment by each party hereto and (b)  Borrower’s execution and delivery to Lender of the Note in the form attached hereto as Exhibit A, duly executed and delivered by the Borrower.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:		LENDER:

WORLDGATE COMMUNICATIONS, INC.		WGI INVESTOR LLC

By:	/s/ Christopher V. Vitale	By:	Prasescient, LLC, its Manager
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,	By:	/s/ Robert Stevanovski
	General Counsel and Secretary	Name:	Robert Stevanovski
		Title:	Manager
WORLDGATE SERVICE, INC.

By:	/s/ Christopher V. Vitale
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

WORLDGATE FINANCE, INC.

By:	/s/ Christopher V. Vitale
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

OJO SERVICE LLC

By:	WorldGate Communications, Inc., its sole member

By:	/s/ Christopher V. Vitale
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

OJO VIDEO PHONES LLC

By:	WorldGate Communications, Inc., its sole member

By:	/s/ Christopher V. Vitale
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

EXHIBIT A

Form of Promissory Note

REVOLVING PROMISSORY NOTE

Up to $7,000,000	October 28, 2009

FOR VALUE RECEIVED, WORLDGATE COMMUNICATIONS, INC., a Delaware corporation, WORLDGATE SERVICE, INC., a Delaware corporation, WORLDGATE FINANCE, INC., a Delaware corporation, OJO SERVICE LLC, a Pennsylvania limited liability company, and OJO VIDEO PHONES LLC, a Pennsylvania limited liability company (jointly and severally, the “Borrower”), hereby absolutely, irrevocably, unconditionally and jointly and severally promises to pay to the order of WGI INVESTOR LLC, a Delaware limited liability company (“Lender”), in United States dollars and in immediately available funds, the principal sum of SEVEN MILLION DOLLARS ($7,000,000), or such lesser amount as may be advanced by Lender to the Borrower from time to time in accordance with that certain Revolving Loan and Security Agreement dated as of October 28, 2009, as amended, between the Borrower and Lender (as it may be amended, modified, extended or restated from time to time, the “Loan Agreement”), together with interest thereon, as provided in the Loan Agreement.  Notwithstanding the foregoing, the aggregate principal amount outstanding under this Revolving Promissory Note (this “Note”) shall not exceed seven million dollars ($7,000,000).  This Note is subject to all of the terms and conditions set forth in, and such terms and conditions are hereby incorporated herein by reference to, the Loan Agreement.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  In the event of any conflict between the provisions of this Note and the Loan Agreement, the provisions of the Loan Agreement shall prevail.

The obligations of the Borrower evidenced by this Note are secured as set forth in the Loan Agreement.

Except as otherwise provided in the Loan Documents, all outstanding principal and interest with respect to Loan Advances shall be due and payable in full in cash on the Maturity Date.  The daily unpaid principal balance outstanding under this Note shall bear interest at the rate(s) set forth in the Loan Agreement.  The Loan Advances may be prepaid in whole or in part at any time without premium or penalty and amounts repaid may be re-borrowed in accordance with the provisions of the Loan Agreement.

Upon the occurrence of an Event of Default, Lender shall have, and shall be entitled to exercise, all of the rights and remedies set forth in the Loan Documents.

All payments in respect of amounts outstanding under this Note shall be paid in immediately available funds to the account(s) specified by Lender from time to time.  Any payment due in respect of this Note which falls due on a day other than a Business Day shall be made on the next Business Day.

The Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.  No release of any security for the payment of this Note or extension of time for payment of this Note, and no alteration, amendment or waiver of any provision of this Note made by agreement between Lender and any other Person shall release, discharge, modify, change or affect the liability of the Borrower under this Note.

Each right, power and remedy of Lender under this Note, the Loan Agreement, any other Loan Document, or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.  No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note, the Loan Agreement, any other Loan Document, or to exercise any right, power or remedy consequent upon an Event of Default shall constitute a waiver thereof, or preclude Lender from exercising any such right, power or remedy.  No modification, change, waiver or amendment of this Note shall be deemed to be made unless in writing signed by the Borrower and Lender. This Note shall inure to the benefit of and be binding upon the Borrower and Lender and their respective successors and assigns; provided that except as set forth in the Loan Agreement, the Borrower shall have no right to assign any of its rights or delegate any of its obligations under this Note and provided further there shall be no restrictions of any nature on Lender’s right to assign this Note or its rights hereunder.  The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of any other provision.  This Note shall be deemed to be made in, and shall be governed by the laws of, the State of Delaware (without regard to its conflicts of laws principles).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Revolving Promissory Note has been duly executed by the undersigned as of the day and year first above written.

BORROWER:

WORLDGATE COMMUNICATIONS, INC.

By:
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

WORLDGATE SERVICE, INC.

By:
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

WORLDGATE FINANCE, INC.

By:
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

OJO SERVICE LLC

By:	WorldGate Communications, Inc., its sole member

By:
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary

OJO VIDEO PHONES LLC

By:	WorldGate Communications, Inc., its sole member

By:
Name:	Christopher V. Vitale
Title:	Senior Vice President, Legal and Regulatory,
General Counsel and Secretary